                       WB-15 COMMERCIAL OFFER TO PURCHASE

  GENERAL PROVISIONS
The Buyer, Kramer International, Inc., offers to purchase the Property known as 114 East Pittsburgh Avenue in the City of Milwaukee, County of Milwaukee, Wisconsin
(Additional description, if any:)  as per title insurance commitment
- PURCHASE PRICE: Three Hundred Fifty Thousand and 00/100 Dollars
($ 350,000.00):
- EARNEST MONEY of $ ---- in the form of ---- accompanies this Offer and earnest money of $ ---- in the form of ---- will be paid within ----- days of acceptance.
- THE BALANCE OF PURCHASE PRICE will be paid in cash or equivalent at closing unless otherwise provided below.
- ADDITIONAL ITEMS INCLUDED IN PURCHASE PRICE: Seller shall include in the purchase price and transfer, free and clear of encumbrances, all fixtures, as defined herein and as may be on the Property on the date of this Offer, unless excluded below and the following additional items: None. All personal property included in purchase price will be transferred by Bill of Sale. - ITEMS NOT INCLUDED IN THE PURCHASE PRICE: __________________________________________.
- PROPERTY CONDITION REPRESENTATIONS:   See Addendum A .
- TIME IS OF THE ESSENCE as to: (1) earnest money payment(s); (2) binding acceptance; (3) occupancy; (4) date of closing and all other dates and deadlines in this Offer except ________________________________________________
______________________________________________________________________________.
       ACCEPTANCE, DELIVERY AND RELATED PROVISIONS
- BINDING ACCEPTANCE: This Offer is binding upon both parties only if a copy of the accepted Offer is delivered to Buyer on or before December 31, 1996
- DELIVERY OF DOCUMENTS AND WRITTEN NOTICES: Unless otherwise stated in this Offer, delivery of documents and written notices to a party shall be effective only when accomplished in any of the following ways:
(1) By depositing the document or written notice postage or fees prepaid in the U.S. Mail or a commercial delivery system addressed to the party at:
  Buyer:    114 East Pittsburgh Avenue, Milwaukee, Wisconsin 53204
  Seller:   114 East Pittsburgh Avenue, Milwaukee, Wisconsin 53204
(2) By giving the document or written notice personally to the party;
(3) By electronically transmitting the document or written notice to the following telephone number: Buyer: (414) 278-0479
    Seller: (414)278-0479 . Any signed document transmitted by fax shall be considered an original document and shall have the binding and legal effect of an original document. The signature of any Party upon a faxed document shall be considered an original signature.
  OCCUPANCY AND RELATED PROVISIONS
- OCCUPANCY of the Property shall be given to Buyer at time of closing unless otherwise agreed in writing.
- LEASED PROPERTY:  See Addendum A .
- RENTAL WEATHERIZATION: This transaction is exempt from State of Wisconsin Rental Weatherization Standards (ILHR 67, Wisconsin Administrative Code). If not exempt, (Buyer) (Seller) [STRIKE ONE] will be responsible for compliance, including all costs.
  CLOSING AND RELATED PROVISIONS
- CLOSING: This transaction is to be closed at the place designated by Buyer's mortgagee or O'Neil, Cannon & Hollman, S.C. no later than January 2, 1997, unless another date or place is agreed to in writing.
- CLOSING PRORATIONS: The following items shall be prorated at closing: None.
- SPECIAL ASSESSMENTS:  See Addendum
- FORM OF TITLE EVIDENCE: Seller shall give evidence of title by an OWNER'S policy of title insurance as further described under TITLE EVIDENCE.
- CONVEYANCE OF TITLE: Upon payment of the purchase price, Seller shall convey the Property by warranty deed (or other conveyance as provided herein) free and clear of all liens and encumbrances, except: municipal and zoning ordinances and agreements entered under them, recorded easements for the distribution of utility and municipal services, recorded building and use restrictions and covenants, general taxes levied in the year of closing and None other (provided none of the foregoing prohibit present use of the Property), which constitutes merchantable title for purposes of this transaction. Seller further agrees to complete and execute the documents necessary to record the conveyance.

PROPERTY IMPROVEMENT, DEVELOPMENT OR CHANGE OF USE.

  PROPERTY CONDITION PROVISIONS

- PROPERTY DIMENSIONS AND SURVEYS: Buyer acknowledges that any Property, building or room dimensions, or total acreage or building square footage figures, provided to Buyer by Seller or Seller's agent(s), may be approximate because of rounding or other reasons, unless verified by survey or other means. Buyer also acknowledges that there are various formulas used to calculate total square footage of buildings and that total square footage figures will vary dependent upon the formula used.
- INSPECTIONS: Seller agrees to allow Buyer's inspectors reasonable access to the Property upon reasonable notice if the inspections are reasonably necessary to satisfy the contingencies in this Offer. Buyer agrees to promptly provide copies of all such inspection reports to Seller, and to listing broker if Property is listed. Furthermore, Buyer agrees to promptly restore the Property to its original condition after Buyer's inspections are completed, unless otherwise agreed with Seller.
- PROPERTY DAMAGE BETWEEN ACCEPTANCE AND CLOSING: Seller shall maintain the Property until the earlier of closing or occupancy by Buyer in materially the same condition as of the date of acceptance of this Offer. If, prior to the earlier of closing or occupancy by Buyer, the Property is damaged in an amount of not more than five per cent (5%) of the selling price, Seller shall be obligated to restore the Property. If Seller is unable to restore the Property, Seller shall promptly notify Buyer in writing and this Offer may be cancelled at the option of the Buyer. If the damage shall exceed such sum, Seller shall promptly notify Buyer in writing of the damage and this Offer may be cancelled at option of Buyer. Should Buyer elect to carry out this Offer despite such damage, Buyer shall be entitled to any insurance proceeds relating to the damage to the Property, plus a credit towards the purchase price equal to the amount of Seller's deductible on such policy.
- PRE-CLOSING INSPECTION: At a reasonable time, preapproved by Seller or Seller's agent, within 3 days before closing, Buyer shall have the right to inspect the Property to determine that there has been no significant change in the condition of the Property, except for changes approved by Buyer.
  DEFAULT
Seller and Buyer each have the legal duty to use good faith and due diligence in completing the terms and conditions of this Offer. A material failure to perform any obligation under this Offer is a default which may subject the defaulting party to liability for damages or other legal remedies.

  If BUYER DEFAULTS. Seller may:
  (1) sue for specific performance and request the earnest money as partial payment of the purchase price; or
  (2) terminate the Offer and have the option to: (a) request the earnest money as liquidated damages; or (b) direct broker to return the earnest money and have the option to sue for actual damages.
  If SELLER DEFAULTS. Buyer may:
  (1)   sue for specific performance; or
  (2) terminate the Offer and request the return of the earnest money, sue for actual damages, or both.
  In addition, the Parties may seek any other remedies available in law or equity.
  The Parties understand that the availability of any judicial remedy will depend upon the circumstances of the situation and the discretion of the courts. If either Party defaults, the Parties may renegotiate the Offer or seek nonjudicial dispute resolution instead of the remedies outlined above.
By agreeing to binding arbitration, the Parties may lose the right to litigate in a court of law those disputes covered by the arbitration agreement.
     NOTE: WISCONSIN LICENSE LAW PROHIBITS A BROKER FROM GIVING ADVICE OR OPINIONS CONCERNING THE LEGAL RIGHTS OR OBLIGATIONS OF PARTIES TO A TRANSACTION OR THE LEGAL EFFECT OF A SPECIFIC CONTRACT OR CONVEYANCE.
     AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS REQUIRED. Buyer's or Seller's legal right to earnest money cannot be determined by broker. In the absence of a mutual agreement by the Parties, earnest money will be distributed as set forth below.
  ENTIRE CONTRACT
This Offer, including any amendments, contains the entire agreement of the Parties regarding the transaction. All prior negotiations and discussions have been merged into this Offer. This agreement binds and inures to the benefit of the Parties to this Offer and their successors in interest.
  EARNEST MONEY
- HELD BY: Earnest money, if held by a broker, shall be held in the trust account of the broker drafting the Offer prior to acceptance of Offer and in the trust account of the listing broker (Buyer's agent if Property is not listed) after acceptance until applied to purchase price or otherwise disbursed as provided in the Offer. If negotiations do not result in an accepted offer, the earnest money shall be promptly disbursed (after clearance from payor's depository institution if earnest money is paid by check) to the person who paid the earnest money.
- DISBURSEMENT: At closing, earnest money shall be disbursed according to the closing statement. If this Offer does not close, the earnest money shall be disbursed according to a written disbursement agreement signed by all Parties to this Offer. If said disbursement agreement has not been delivered to broker within 60 days after the date set for closing, broker may disburse the earnest money: (1) as directed by an attorney who has reviewed the transaction and does not represent Buyer or Seller; (2) into a court hearing a lawsuit involving the earnest money and all Parties to this Offer; (3) as directed by court order; or (4) any other disbursement required or allowed by law. Broker may retain legal services to direct disbursement per (1) or to file an interpleader action per (2) and, in such event, broker may deduct from the earnest money any costs and reasonable attorneys fees, not to exceed $250, prior to disbursement. Should persons other than broker hold earnest money, an escrow agreement should be drafted by the Parties or an attorney for Buyer or Seller.

- LEGAL RIGHTS/ACTION: Broker's disbursement of earnest money does not determine the legal rights of the Parties in relation to this Offer. At least 30 days prior to disbursement per (1) or (4), broker shall send Buyer and Seller notice of the disbursement by certified mail. If Buyer or Seller disagree with broker's proposed disbursement, a lawsuit may be filed to obtain a court order regarding disbursement. Small Claims Court has jurisdiction over all earnest money disputes arising out of the sale of residential property with 1-4 dwelling units and certain other earnest money disputes. The Buyer and Seller should consider consulting attorneys regarding
their legal rights under this Offer in case of a dispute.   Both Parties
agree to hold the broker harmless from any liability for good faith disbursement of earnest money in accordance with this Offer or applicable Department of Regulation and Licensing regulations concerning earnest money. See Wis. Administrative Code RL 18.
  TITLE EVIDENCE
- FORM OF TITLE EVIDENCE: Seller shall give evidence of title (as selected) under CONVEYANCE OF TITLE to the Property in the form of an owner's policy of title insurance in the amount of the purchase price on a current ALTA form issued by an insurer licensed to write title insurance in Wisconsin.
- PROVISION OF MERCHANTABLE TITLE: Seller shall pay all costs of providing title evidence. For purposes of closing, title evidence shall be acceptable if the abstract or a commitment for the required title insurance is delivered to Buyer's attorney or to Buyer not less than 5 business days before closing, showing title to the Property as of a date no more than 15 days before delivery of such title evidence to be merchantable, subject only to liens which will be paid out of the proceeds of closing and standard abstract certificate limitations or standard title insurance requirements and exceptions, as appropriate.
- TITLE ACCEPTABLE FOR CLOSING: If title is not acceptable for closing,
Buyer shall notify Seller in writing of objections to title by the time set for closing. In such event, Seller shall have a reasonable time, but not exceeding 15 days, to remove the objections, and the time for closing shall be extended as necessary for this purpose. In the event that Seller is unable to remove said objections, Buyer shall have 5 days from receipt of notice thereof, to deliver written notice waiving the objections, and the time for closing shall be extended accordingly. If Buyer does not waive the objections, this Offer shall be null and void. Providing title evidence acceptable for closing does not extinguish Seller's obligations to give merchantable title to Buyer.
  DEFINITIONS
- ACCEPTANCE: Acceptance occurs when all Buyers and Sellers have signed an identical copy of the Offer, including signatures on separate but identical copies of the Offer. See BINDING ACCEPTANCE regarding binding acceptance.
- FIXTURES: A "Fixture" is an item of property which is physically attached to or so closely associated with land and improvements so as to be treated as part of the real estate, including, without limitation, physically attached items not easily removable without damage to the Property, items specifically adapted to the Property, and items customarily treated as fixtures. A "fixture" does not include trade fixtures owned by tenants of the Property.
- INSPECTION: An "inspection" as defined as an observation of the Property which does not include testing of the Property.
- OTHER EXPENSES: In addition to "special assessments for work on site", government entities may charge one-time or ongoing use fees for other public improvements relating to curb, gutter, street, sidewalk, sanitary and storm sewer (including all sewer mains and hook-up and interceptor charges), parks, street lighting and street trees, and impact fees for other public facilities, as defined in Wis. Stats. Section 66.55(1)(c) & (f).
- TEST: A "test" is defined as the taking of samples of materials such as soils, water or building materials from the Property and the laboratory or other analysis of these materials Note: Any contingency authorizing such tests should specify the areas of the Property to be tested, the purpose of the test (e.g. to determine the presence or absence of environmental contamination), any limitations on Buyer's testing and any other material terms of the contingency (e.g. Buyer's obligation to return the Property to its original condition).
PROPERTY DESCRIPTION: 114 East Pittsburgh Avenue, Milwaukee, Wisconsin
- ADDENDA: The attached Addenda A   is made part of this Offer.
ADDITIONAL PROVISIONS ________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________ IF ACCEPTED, THIS OFFER CAN CREATE A LEGALLY ENFORCEABLE CONTRACT. BOTH PARTIES SHOULD CAREFULLY READ THIS DOCUMENT. BROKERS MAY PROVIDE A GENERAL EXPLANATION OF THE PROVISIONS OF THE OFFER BUT ARE PROHIBITED BY LAW FROM GIVING ADVICE OR OPINIONS CONCERNING YOUR LEGAL RIGHTS UNDER THIS OFFER OR HOW TITLE SHOULD BE TAKEN AT CLOSING. AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS REQUIRED.

This Offer was drafted on December 24, 1996  (date) by N/A

  Kramer International, Inc.                       (Licensee and Firm)

(x)By:/s/ Kevin T. McDermed                                       12/30/96
   ----------------------------------   ---------------------    ------------
(Buyer's Signature)  Print Name here:   (Social Security No.)      (Date)

(x)
   ----------------------------------   ------------------------------------
(Buyer's Signature)  Print Name here:   (Social Security No.)      (Date)

EARNEST MONEY RECEIPT BROKER ACKNOWLEDGES RECEIPT OF EARNEST MONEY AS PER LIEN 10 OF THE ABOVE OFFER.

______________________________ Broker (By)____________________________ SELLER
ACCEPTS THIS OFFER. THE WARRANTIES, REPRESENTATIONS AND COVENANTS MADE IN THIS OFFER SURVIVE CLOSING AND THE CONVEYANCE OF THE PROPERTY. THE UNDERSIGNED
HEREBY AGREES TO CONVEY THE ABOVE-MENTIONED PROPERTY ON THE TERMS AND
CONDITIONS AS SET FORTH HEREIN AND ACKNOWLEDGES RECEIPT OF A COPY OF THIS OFFER.

(x) /s/ David Jungen                                           12/30/96
-------------------------------   ---------------------   ------------------
(Seller's Signature)^             (Social Security No.)         (Date)
Print Name here:> David Jungen

(x) /s/ James Stott                                            12/30/96
-------------------------------   ---------------------   -------------------
(Seller's Signature)^             (Social Security No.)         (Date)
Print Name here:> James Stott

                                 ADDENDUM A

                    to WB-15 Commercial Offer to Purchase
                  dated December 24, 1996 for the Property
                   located at 114 East Pittsburgh Avenue,
                        Milwaukee, Wisconsin  53204

     1. Buyer has fully inspected the Property and accepts the Property in an "As Is" condition, it being understood that Seller makes no warranties or representations pertaining to conditions affecting the Property or transaction.

     2. Any lease between Buyer and Seller (oral or written) shall be deemed canceled as of the closing of this transaction. Each party acknowledges that the other party has fulfilled all the terms of said lease, and releases the other party from any obligations under said lease subsequent to the closing.

     3. Buyer acknowledges notice of contemplated special assessments from the City of Milwaukee which Buyer assumes. Seller shall have no liability with respect to any special assessment.

Kramer International, Inc.

By: /s/ Kevin T. McDermed                    /s/ David Jungen
    ---------------------                    ----------------
      Kevin McDermed                         David Jungen
      Chief Financial Officer

                                             /s/ James Stott
                                             -----------------
                                             James Stott